U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 12, 2007

DYNAMIC RESPONSE GROUP, INC

(Exact name of registrant as specified in charter)

Florida	000-2801	52-2369185
(State or jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer identification No.)

4770 Biscayne Boulevard, Suite 1400, Miami, FL	33179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-576-6889

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On November 11, 2007 the Company, began, its performance, under the terms of its signed and executed contract with KDAA, Inc to market and sell the NASCAR Members Club. The contract requires the Company to market the NASCAR Members Club via outbound calling. Further it calls for a slow “ramping up” with maximum sales not to exceed 12,000 new members during the next three months, after which time the Company can sell to new members with no maximum sales limitations.

Item 9.01	Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has dully caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC RESPONSE GROUP, INC

Dated: November 13, 2007	By:	/s/ Melissa K. Rice
	Name:	Melissa K. Rice
	Title:	Chief Executive Officer